Exhibit 99.3

Sinoenergy Holding Limited Co.
Jiaxing Li Ou Electromechanical Equipment Co.Ltd.
Shanghai Linghui Enterprising Capital Co. Ltd.
Zhejiang Zhongke Zhaoying Enterprising Capital Co. Ltd.
Zhejiang Meibang Kunyuan Enterprsing Capital Co. Ltd.
Beijing Yingshi Innovation Investment Advisory Co. Ltd.
Shanghai Deyang Industry Investment Co. Ltd.
Shanghai Xinyada Hengcheng Investment Co. Ltd.

Agreement of Capital Injection to Qingdao Sinogas General Machinery Co. Ltd

April, 2008

CAPITAL INJECTION AGREEMENT

This Capital Injection Agreement (hereinafter referred to as “Agreement”) is signed by each of Parties at April 24th, 2008 in Shanghai, PRC.

Party A:
Party A1: Sinoenergy Holding Limited Co.
(hereinafter also referred to as “Sinoenergy”)
Legal Representative: Deng Tianzhou
Office Address: Akara Bldg., 24 De Castro Street, Wickhams Cay I, Road Town, tortolar, Britsh

Party A2: Jiaxing Li Ou Electromechanical Equipment Co. Ltd
(hereinafter also referred to as “Jiaxing Li Ou”)
Legal Representative: Cai Yuefen
Office Address: No.7, Tongle Road, Jiaxing City

(Party A as used herein indicates “both Party A1 and Party A2”)

Party B:
Party B1: Shanghai Linghui Enterprising Capital Co. Ltd.
(hereinafter also referred to as “Shanghai Linghui”)
Legal Representative: Zhang Gongda
Office Address: Suite 507B, No.1 of Lane 446, Zhaojiabang Road, Shanghai City

Party B2: Zhejiang Zhongke Zhaoying Enterprising Capital Co. Ltd.
(hereinafter also referred to as “Zhejiang Zhongke Zhaoying”)
Legal Representative: Chen Kechuan
Office Address: No.68, Xinmin Road, Jingbian Industry Park of Haining County, Zhejiang Province

Party B3: Zhejiang Meibang Kunyuan Enterprsing Capital Co. Ltd.
(hereinafter also referred to as “Meibang Kunyuan”)
Legal Representative: Shen Zhehao
Office Address: No.531, Jiaogong Road, Xihu District of Hangzhou City, Zhejiang Province

Party B4: Beijing Yingshi Innovation Investment Advisory Co. Ltd.
(hereinafter also referred to as “Beijing Yingshi”)
Legal Representative: Cui Hong
Office Address: Suite 502, Bld.8, No.6 of Yaziqiao, Xuanwu District, Beijing

Party B5: Shanghai Deyang Industry Investment Co. Ltd.
(hereinafter also referred to as “Shanghai Deyang”)
Legal Representative: Qiao Xiaowei
Office Address: No. 9 of Lane1720, Hongqiao Road, Shanghai

Party B6: Shanghai Xinyada Hengcheng Investment Co. Ltd.
(hereinafter also referred to as “Xinyada Hengcheng”)
Legal Representative: Guo Huaqiang
Office Address: Suite 20D, No.58 of Xiangcheng Road, Pudong New District, Shanghai

(“Party B” as used herein indicates “all of Party B1, Party B2, Party B3, Party B4, Party B5 and Party B6”)

Party C: Qingdao Sinogas General Machinery Co. Ltd.
(hereinafter also referred to as “Target Company”)
Legal Representative: Huang Bo
Office Address: No.45, Jinhua Road, Sifang District, Qingdao City

(“All Parties” as used herein indicates “all of Party A, Party B and Party C”)

Whereas:
1.
Target Company, a sino-foreign joint company incorporated under the laws of the PRC with registered capital of $12,421,800, The Business of Target Company includes: Design, manufacuring and sales of A1 (high-pressure), A2 (middle-pressure), A3 (low-pressure) containers, petroleum refining equipments, petroleum related machines, LPG/LNG/CNG storage and transport equipments, LNG/CNG filling station related equipments, CNG transport trailers, CNG/LNG storage bottles, and other related instruments; installation, and inspection service of the above-mentioned pressure containers and equipments; and oversea import business.

2.	Party A holds 100% equity of Target Company, wherein 95% is owned by Party A1 and 5% is owned by Party A2.

3.
All Parties agree with the investment injection as registered capital increase of Target Company in connection with the terms and conditions under this Agreement, and Party B shall offer to subscribe the newly-injected capital to purchase the increase amount of registered capital of Target Company at the investment amount and equity ratios as contemplated in the Agreement (hereinafter referred to as “Capital Injection”)

NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

As used herein and unless otherwise expressly clarified, any persons referred hereto involve natural person and entity; any persons, company, government department, entity referred hereto involves their inheritors; any contract and agreement referred hereto involve its attachments and any modification and complement; any term and attachment referred hereto only indicates the terms and attachments under this Agreement; the name of the Agreement is only a description for convenience, and shall not be used to interpret this Agreement for its concise form.

ARTICLE 2
INFORMATION DISCLOSURE OF TARGET COMPANY

2.1
Party A shall disclose Target Company’s legal status and financial conditions to Party B on the authentic basis and shall provide the following listing documentations and guarantee their authenticity and integrality:

(1)  government approval documents associated with Target Company incorporation
(2)  shareholders meeting resolutions or Board meeting resolutions of Party A and Target Company , which agree to the Capital Injection under this Agreement;
(3)  The latest financial statements;
(4)  Any major contract, agreement and any similar document whose related amount is over $100,000, signed by Target Company and connected with its operation and business, but having not been completely implemented as of the date when this Agreement is signed.
(5)  Lists of property, obligations and liabilities of the Target Company; and
(6)  Any other documentations related with property, financial condition, operation, business and investment of Target Company on reasonable request of Party B

ARTICLE 3
STATEMENTS AND GUARANTEE OF PARTY A

For due performance and observance of all terms and conditions of this Agreement, Party A guarantee the issue of this Capital Injection in form of statement as follows to Party B:

3.1	Target Company is a company, taking limited liability, incorporated by Party A under laws of PRC, obtaining indispensable government approvals, and in good standing status under applicable laws.

3.2	Party A had acquired all necessary internal authorization for this Capital Injection and the authorization shall be valid till the completion of performance of this Agreement.

3.3
Party A shall sign and implement the Agreement based on the true intentions, without violating any other laws, regulations and government orders and without causing any objections and conflicts with any contract or agreement which had involved Party A1 or Party A2 and settled constraints on their property.

3.4	Party A had completed its obligation of Capital Injection as registered capital according to Articles of Incorporation of Target Company.

3.5	Party A had made an agreement unanimously on Capital Injection under terms and conditions in the Agreement.

3.6	The documentations, including but not limited to financial statements, provided by Party A to Party B, reflect truly and completely the financial conditions and results in the corresponding periods.

3.7
The lists of property, obligations and liabilities provided by Party A to Party B are authentic, complete and accurate. Target Company shall have integral and complete ownership on the foregoing property and obligations. Except for the security interest disclosed to Party B, there is no any other warranties, mortgages, pledges, liens, earnest and the like security interest without disclosing to Party B burden on the equity interest of Target Company owned by Party A and assets of Target Company. And there is also no any other joint ownership or any other Third Party interest; Except for the liabilities disclosed in the lists, Target Company have not any other major liabilities and debt which may affect its normal operation

3.8	Except for those disclosed in related financial statements, Target Company have paid taxes timely and sufficiently in request of tax department without any default or delaying on tax payment.

3.9
Party A guarantee that Target Company have no illegal operating records during the business period before signing the Agreement and take no penalty and shall not be punished by any other government departments with related jurisdictions, and guarantee that Target Company shall not carry out any illegal operation in the period from the date this Agreement signed to the date when new Board of Directors set up and 1st Board Meeting is open, otherwise, Party A shall compensate Target Company or Party B any losses and damages caused by which hereof.

3.10
Except for those disclosed by Party A and Target Company, there is no any other pending litigations, arbitrations and any other actions aiming at Target Company or blocking or forbidding signing of the this Agreement or influencing the effect and performance of the Agreement in any other courts, arbitration courts or administration departments. Party A are also insensible of any other disputes or illegal action which shall cause forgoing litigations, arbitrations and administrative penalties for the moment.

3.11
Target Company have no any existing employment disputes with its existing employees and former employees and have no any other potential labor disputes which Party A have already known or ought to know.

3.12
Any necessary government approval, license, permission which Target Company have acquired to support its normal operation shall have their full effectiveness until the Agreement comes into force. As far as it can know, Party A guarantee that there is no any other foreseeable occurrence which may result in effectiveness decay or loss in such approvals and licenses and permissions except for those disclosed by Party A to Party B.

3.13
Any documentation or information, any guarantee and statement provided by Party A to Party B according to ARTICLE 2 under this Agreement are authentic, integral and accurate without any other falsehood, omit or serious misleading.

3.14
Party A guarantee that senior management of Party A and Target Company shall not set up by themselves or assist others to set up and operate any other operating entities which may lead competition with business of Target Company.

ARTICLE 4
CAPITAL INJECTION

4.1
All Parties hereto agree with the capital injection under this Agreement to increase registered capital account of Target Company with the purpose of developing business of the Target Company in consistence with the applicable laws and regulations of PRC. Based on the information disclosed by Party A, Party B have already fully known of the assets, property and liabilities of Target Company and are desirous of injecting capital basing on the current assets condition of Target Company.

4.2	The Target Company will increase the registered capital from $12,421,800 to $15,723,800 through this capital injection, the increased registered capital amount will be $3,302,000.

4.3
The capital amount of this capital injection in US currency shall be payed by Parties B under this Agreement, And Party B shall pay RMB ¥116,760,000 to purchase the increased registered capital amount of US $3,302,000 in aggregate accounting for 21% of full capital stock after capital injected, which including:

1)	Party B1, Shanghai Linghui shall pay RMB ¥45,870,000 to purchase the increased registered capital amount of US $1,297,200 in this capital injection,

2)	Party B2, Zhejiang Zhongke Zhaoying shall pay RMB ¥16,680,000 to purchase the increased registered capital amount of US $471,700 in this capital injection,

3)	Party B3, Zhejiang Meibang Kunyuan shall pay RMB ¥16,680,000 to purchase the increased registered capital amount of US $471,700 in this capital injection,

4)	Party B4, Beijing Yingshi shall pay RMB ¥16,680,000 to purchase the increased registered capital amount of US $471,700 in this capital injection,

5)	Party B5, Shanghai Deyang shall pay RMB ¥11,120,000 to purchase the increased registered capital amount of US $314,500 in this capital injection,

6)	Party B6, Shanghai Xinyada Hengcheng shall pay RMB ¥9,730,000 to purchase the increased registered capital amount of US $275,200 in this capital injection,

After accomplishing this capital injection under Term 4.3, the equity structure of the Target Company shall be:
Shareholders	Amount of registered Capital distribution	Form of Capital Injection	The Proportion in Registered Capital
Sinoenergy Holding	US$11,800,000	Currency	75.05%
Shanghai Linghui	US$1,297,200	Currency	8.25%
Jiaxing Li Ou	US$621,800	Currency	3.95%
Zhejiang Zhongke Zhaoying	US$471,700	Currency	3%
Zhejiang Meibang Kunyuan	US$471,700	Currency	3%
Beijing Yingshi	US$471,700	Currency	3%
Shanghai Deyang	US$314,500	Currency	2%
Shanghai Xinyada Hengcheng	US$275,200	Currency	1.75%
Total	US$15,723,800		100%

4.3	The premium of the capital paided by Party B over the registered Capital shall be accounted as the capital surplus of Target Company.

4.4
After all Parties fulfilled their obligations of capital injection according to stipulation under, the Agreement, Target Company shall retain an accountant with professional qualification of assets verification to take an immediate assets and property verification and make report which to. Target Company shall provide Capital Injection Certificate to all Parties in this Agreement according to the Report of Assets Verification to show the injected capital amount and injecting date. In the event of no signature on Capital Injection Certificate by Target Company which shall not influence equity interest of all Party in the Target Company.

4.5
All parties agrees that, after completion of the capital injection, in the event that Sinoenergy decide to sell shares, Sinoenergy holds in proportion of exceeding 10% to the Third Party accumulatively directly or indirectly, Party B shall have right to sell its shares wholely or partially to the Third Party under equal conditions. In the event that the Third Party shall not buy the shares sold by Party B, Sinoenergy shall not sell its shares in proportion of exceeding 10% to the Third Party directly or indirectly.

4.6
In the event that the adjustment on capital structure of Target Company including but not limited to stock granting, distribution or creation, increase, divided, split or combination result in the change of shares of Target Company, Party B shall have right to purchase or acquire newly-issued stocks at the shareholding ratio prior to granting, distribution and capital injection in purpose of maintaining its shareholding ratio in the Target Company.

4.7
All Parties agrees that the Joint-Investment Contract and Articles of Association shall be immediately signed once upon signing this Agreement and the Joint-Investment Contract and Articles of Association shall not disobey and contradict the provisions stipulated in the Agreement.

4.8	Party B guarantee that,
(1)	The source of the paid capital is legal.
(2)	Signing and implementing the Agreement does not violate any PRC laws, rules and regulations, or any documents of companies, or any agreements signed with the Third party.
(3)
For this capital Injection, necessary actions have been taken for it and all approvals have been abtained in requirement of applicable laws and regulations and related authorization has been obtained for the Capital Injection under this Agreement.,

ARTICLE 5 THE OPERATION OF THE TARGET COMPANY AFTER CAPITAL INJECTION

5.1
The Target Company shall be still named as Qingdao Sinogas General Machinery Co. Ltd. after capital injection, and the business scope shall be subjected to the articles of Incorporationsigned by all Parties and the approvals authorized by government department of Industry and Commercial Administration.

5.2	After capital injection, the Target Company shall be reorganized so that it could get listed on the PRC stock market

ARTICLE 6 ORGANIZATION STRUCTURE OF TARGET COMPANY AFTER THE CAPITAL INJECTION

After the capital injection, the Target Company’s Board of Directors and Supervisory Board shall be adjusted, the directors of Board and the supervisory directors of Supervisory Board shall be appointed as follows:

6.1
The Target Company set up Board of Directors composed of five Directors, wherein, Shanghai Linghui shall appoint a non-independent director. When the Target Company is changed into a limited joint-stock company, Party B shall nominate an independent director. As to the jurisdiction and procedures of the Board, all Parties agree to decide them in the joint investment contract and the amended Articles of Association of the Target Company.

6.2
Supervisory Board: Target Company shall set up Supervisory Board composed of 3 Supervisory Directors, wherein 1 Supervisory Director should be nominated by Shanghai Linghui, the Chairman of Supervisory Board shall be elected by Supervisory Board.

ARTICLE 7 PROCEDURE OF THE CAPITAL INJECTION

7.1	Within fifteen workdays as of the date signing this Agreement, Party B shall pay the capital to the account of Target Company, the account number as follows,
Account Name: Qingdao Sinogas General Machinary Co. Ltd.
Account Bank: The 1st Subsidiary Bank of Communications in Qingdao
Account Number: 372005510018170017254

7.2
Within 2 business days as of date when the payment from Party B locates the forgoing account , Party A shall urge the Target Company to accomplish the assets verification procedure and shall summit approval application to authority departments of Target Company for approvals of the Agreement and related joint-investment contracts and articles of association within 3 business days as of the date of completion of assets verification and shall apply for alternation of registration of industry and commerce in department of industry and commence within 3 business days as of date when getting approvals.

7.3	All Parties shall meet the requirement of approving and industrial and commercial authorities where the Target Company registered to summit related documentations and materials timely..

ARTICLE 8 BREACH OBLIGATION

8.1	If Any Party breaches this agreement or shall not perform guarantee or consents in this agreement or any provision of this Agreement hereto is not true, it shall be deemed as breaching the agreement.

8.2
If Party B default to pay the full money of capital injection on stipulated term of this agreement, Party B shall pay the penalty to Party A on a sum of one in a thousand of the delay payment per day until full payment is paid out.

8.3
In the event that this agreement is terminated, Party A shall make the Target Company return the money of capital injection to Party B within thirty days after termination. Otherwise, Party A and the Target Company shall pay penalty to Party B on a sum of one in a thousand of the delay-returned money per day.

8.4
If Any Party breach the contract and shall not change the breach action after thirty days of receiving the notice of the observant Party, the observant Party shall have right to terminate the agreement. The breach Party shall repay all the loss of the observant Party caused by the breach (including legal cost and lawyer’s fee).

8.5	Disclaiming of the breach shall be in written form, it shall not be disclaiming in the event that any Party shall not exert or delay to exert any right under this agreement.

ARTICLE 9 CONFIDENTIAL REPONSIBILITY

9.1
Excepting requirements of law, government or court and agreement of the Parties, each Party shall not disclose any content of this agreement and any information, document and data in connection with this agreement to any person, company and government.

9.2	For the requirement of this Agreement, it shall not breach the confidential responsibility to disclose the above document, data and information as follows:
1) The disclosure agreed by all Parties
2) The disclosure of manager, technicians persons and employees for the aim of cooperation to obtain the above document.
3) The disclosure to lawyers and accountants of each Party in necessary scope
4) The disclosure to related specialty institution and person for the aim of consultation in necessary scope and by agreement of other parties
5) The above disclosure must be in necessary scope and the disclosure party shall take actions to make the persons and institutes who receive above document secret.
6) Any Party who disclose the information shall not damage the other party’s interest.

9.3	The confidential responsibility shall still have restraint on all Parties after this agreement be removed and terminated.

ARTICLE 10 FORCE MAJEURE

If any Party gets trouble of flood, fire, windstorm, or other extremely bad weather, strike, ferment, or encount other unpredictable and unavoidable event so that the Party can’t perform this agreement, the party shall inform the other parties in written form of the event and shall deliver the warranties of government to the other Parties in 7 days after the force majeure termination. If the force majeure last more than 30 days, all parties shall settle the problem of performing this contract through friendly negotiation.

ARTICLE 11 THE DIVISIBILITY

If any provision or provisions of this Agreement are judged as be invalid or illegal or unable to be implemented, all the Parties of this Agreement are liable to negotiate and conclude new provisions to replace them. The validity, legitimacy and execution of the other provisions of this Agreement shall not be affected.

ARTICLE 12
THE EFFECTIVE, ALTERNATION, CANCELLATION AND TERMINATION

12.1	After signed by the representative of all of the Parties and approved by the related government departments, this Agreement will come into effect

12.2
Any alternation or cancellation of this Agreement shall not come into force after being signed by all the Parties of a written agreement and being examined and approved by the related office except one of the Parties having the right to cancel this Agreement that be prescribe by this Agreement.

12.3	This Agreement shall be terminated under the following conditions:
(1) Terminated according to the related provisions
(2)The related departments of the government or the departments that are entitled to the right terminate this Agreement by legal. Or this Agreement has lost the possibility of its performing or has no meaning of performing it.
(3) The Agreement becomes unable to be performed due to the force majeure, and shall be confirmed by a written agreement.
(4) All the Parties approve to terminate this Agreement by the negotiation.

ARTICLE 13
NOTIFICATIONS AND THE DELIVERY

13.1	Any related notification sent by the related Parties or the other communications shall be delivered in written and be sent to the promissory addresses.

13.2
All the notifications or the communications shall be delivered to the related addresses as follows, except the receiving Party has sent a written notification 7 workdays in advance to the other Party to change the address

Sinoenery Holding Limited Co.
Adress: Room 1603-1604, Tower B Fortune Centre Ao City, Beiyuan Lu, Chaoyang District, Beijing
Liaison Person : Liu Yanying
Postcode: 100107
Tel: 010-84932965
Fax: 010-84928665
Jiaxing Li Ou Electromechanical Equipment Co. Ltd.
Adress: No. 7, Tongle Road, Jiaxing
Liaison Person: Bai Dong
Postcode: 314000
Tel: 0573-82263711
Fax: 0573-82263957
Shanghai Linghui Enterprising Capital Co. Ltd.
Adress: Buiding 4, No. 128, the southern Road of Huanzhen, Shanghai
Postcode: 201103
Tel: 021-64011718
Fax: 021-64019368
Zherjiang Zhongke Zhaoying Enterprising Capital Co., Ltd.
Address: No.68, Xinmin Road, Jingbian Industry Park of Haining County, Zhejiang Province
Postcode: 314400
Tel: 0573-87985666
Fax: 0573-87986300
Zhejiang Meibang Kunyuan Enterprising Capital Co. Ltd
Address: No.531, Jiaogong Road, Xihu District of Hangzhou City, Zhejiang Province
Postcode: 311243
Tel: 0571-82517666
Fax: 0571-82587222

Beijing Yingshi Innovation Investment Advisory Co. Ltd
Address:Room 519, B District, Building Chenglian Xingye, No.23 of Anyuan Beili, Chaoyang District, Beijing.
Postcode: 100029
Tel: 010-64938882
Fax: 010-64938882
Shanghai Deyang Industry Investment Co., Ltd.
Addess: No. 9, 1720 Nong, Hongqiao Road, Shanghai
Postcode: 200335
Tel: 021-62704336
Fax: 021-62704152
Shanghai Xinyada Hengcheng Investment Co. Ltd.
Liaison Person: Xu Yi
Address: Xinyada Technical Building, No. 3888 of Jiangnan Road, Binjiang District, Hangzhou
Postcode: 310053
Tel: 0571-56686321
Fax: 0571-56686800
Qingdao Sinogas General Machinery Co. Ltd.
Address: No. 45, Jinhua Road, Sifang District, Qingdao City
Postcode: 266042
Tel: 0532-80931090
Fax: 0532-84851840

13.3
Any written notification shall be seemed as reached while that is handed over. Any notification by EMS or other special posting ways shall be seemed as reached after that is posted except the statutory festival. Any notification by fax shall be seemed as reached while that is successfully sent. Any notification by telegraph shall be seemed as reached after 24 hours of that being sent.

ARTICLE14.
THE APPLICABLE LAW AND THE DISPUTES RESOLUTION

14.1	The conclusion, effectiveness, explanation, performance and the dispute resolution shall all be under applicable of the laws of the People’s Republic of China.

14.2
All the disputes concerned by this Agreement or the related agreements, shall be resolved by friendly negotiation. If all the Parties cannot reach an agreement, or any Party doesn’t want to resolve it by negotiation, it shall be submitted to the Shanghai Branch of China International Economic Trade Arbitration Committee, and shall be resolved by the arbitration according to its applicable laws.

14.3
All the disputes shall be meant to the disputes that are concerned with this Agreement’s effectiveness, the explanation, the performance, the breaking, the alternation, the cancellation, the termination, and etc.

 Article 15
Other Provisions

15.1	This Agreement and its attachments are an undivided integral, and are in the same effectiveness.

15.2	This original Agreement is in duplicate. Each Party holds one of that. The others are used to transact the procedures of the examination, the approval, the alternation and register.

(This page is for signature and seal)
Party A1: Sinoenergy Holding Limited Co. (sealed)
The representative: (signature)

Party A2: Jiaxing Li Ou Electromechanical Equipment Co. Ltd. (sealed)
The representative: (signature)

Party B1: Shanghai Linghui Enterprising Capital Co. Ltd. (sealed)
The representative: (signature)

Party B2: Zhejiang Zhongke Zhaoying Enterprising Capital Co. Ltd. (sealed)
The representative: (signature)

Party B3: Zhejiang Meibang Kunyuan Enterprising Capital Co. Ltd. (sealed)
The representative: (signature)

Party B4: Beijing Yingshi Innovation Investment Advisory Co. Ltd (sealed)
The representative: (signature)

Party B5: Shanghai Deyang Industry Investment Co. Ltd. (sealed)
The representative: (signature)

Party B6: Shanghai Xinyada Hengcheng Investment Co. Ltd. (sealed)
The representative: (signature)

Party C: Qingdao Sinogas General Machinery Co. Ltd. (sealed)
The representative: (signature)